                                                                    Exhibit 10.4
                              COUNTERPART AGREEMENT

                                November 20, 2003

                  This Counterpart Agreement ("COUNTERPART AGREEMENT") of Landis Plastics, Inc. (the "CORPORATION") is delivered pursuant to that certain Amended and Restated Credit and Guaranty Agreement, dated as of November 10, 2003 (as it may be amended, supplemented or otherwise modified, the "AMENDED CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Berry Plastics Corporation ("BERRY"), BPC Holding Corporation, certain Subsidiaries of Berry, as Guarantors, the Lenders party thereto from time to time, Goldman Sachs Credit Partners L.P., as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, Fleet National Bank, as Collateral Agent, Issuing Bank and Swing Line Lender and The Royal Bank of Scotland and GE Capital Corporation, as Co-Documentation Agents.

 1. Certifications. Pursuant to Section 5.10 of the Amended Credit Agreement, the Corporation hereby:

          (a) Consent. Agrees that this Counterpart Agreement may be attached to the Amended Credit Agreement and that by the execution and delivery hereof, the Corporation becomes a Guarantor under the Amended Credit Agreement and agrees to be bound by all of the terms thereof;

          (b) Representations and Warranties. Represents and warrants that each of the representations and warranties set forth in the Amended Credit Agreement and each other Credit Document and applicable to the Corporation is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;

          (c) Event of Default. Certifies that no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;

          (d) Unconditional Guarantee. Agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) and in accordance with Section 7 of the Credit Agreement;

          (e) Pledge and Security Agreement. (i) agrees that this counterpart may be attached to the Pledge and Security Agreement, (ii) agrees that the Corporation will comply with all the terms and conditions of the Pledge and Security Agreement as if it were an original signatory thereto, (iii) grants to Secured Parties (as such term is defined in the Pledge and Security Agreement) a security interest in all of the Corporation's right, title and interest in and to all "Collateral" (as such term is defined in the Pledge and Security Agreement) of the Corporation, in each case whether now or hereafter existing or in which the Corporation now has or hereafter acquires an interest and wherever the same may be located and (iv) delivers to Collateral Agent supplements to all schedules attached to the Pledge and Security Agreement. All such Collateral shall be deemed to be part of the "Collateral" and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement; and

          (f) Intercompany Subordination Agreement. (i) agrees that this counterpart may be attached to the Intercompany Subordination Agreement and (ii) agrees that the Corporation will comply with all the terms and conditions of the Intercompany Subordination Agreement as if it were an original signatory thereto.

 2. Administrative Agent. The Corporation agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent and as Collateral Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in accordance with the requirements of Section
         10.1 of the Amended Credit Agreement, and all for purposes thereof, the notice address of the Corporation shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

             [The remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

                                     LANDIS PLASTICS, INC.

                                     By:/s/ James M. Kratochvil
                                     --------------------------
                                     Name: James M. Kratochvil
                                     Title: Secretary

Address for Notices:
         Berry Plastics Corporation
         101 Oakley Street
         Evansville, IN 47710
         Attention: Chief Financial Officer
         Telecopier: (812) 424-0128

with a copy to:
         Fried, Frank, Harris, Shriver & Jacobson
         One New York Plaza, 26th Floor
         New York, NY  10004
         Attention: Arthur Kaufman
         Telecopier: (212) 859-4000

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent

By:/s/ W. W. Archer
-------------------
Name: William W. Archer
Title: Managing Director

FLEET NATIONAL BANK,
as Collateral Agent

By:/s/ Michael DiSandro
-----------------------
Name: Michael DiSandro
Title: Director

                               SCHEDULE 3.1(l) TO
               AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

CLOSING DATE MORTGAGED PROPERTIES:

Owned Property:

         ADDRESS               CITY, STATE & ZIP CODE                  COUNTY
         -------               ----------------------                  ------
1. 1207 North 6th Street       Monticello, IN 47960                 White County
2. 630 Commerce Road           Richmond, IN 47374                   Wayne County

Leased Property:

         ADDRESS               CITY, STATE & ZIP CODE                  COUNTY
         -------               ----------------------                  ------
1. 8400 West Washington        St Tolleson, AZ 85353                Maricopa County
2. 5750-5751 118 Street        Alsip, Illinois 60482                Cook County
3. 11600/11700 South           Alsip, IL 60658                      Cook County
   Central Ave.
4. 1500 Milton Ave.            Solvay, NY 13209                     Onadoga County

                                 SCHEDULE 4.1 TO
               AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

JURISDICTIONS OF ORGANIZATION AND QUALIFICATION:

                                                       JURISDICTION OF
                                     TYPE OF            ORGANIZATION/
          NAME                    ORGANIZATION            FORMATION            FOREIGN QUALIFICATIONS
          ----                    ------------            ---------            ----------------------
1. Landis Plastics, Inc.          Corporation             Illinois             Arizona, Indiana, New York

                                 SCHEDULE 4.2 TO
               AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

CAPITAL STOCK AND OWNERSHIP:

                                                                  TOTAL NUMBER OF
                                                                      SHARES             % OF
            HOLDER                      STOCK ISSUER                OUTSTANDING       OWNERSHIP
   --------------------------       --------------------          ---------------     ---------
1. Berry Plastics Corporation       Landis Plastics, Inc.               100              100%

                                 SCHEDULE 4.4 TO
               AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

GUARANTOR SUBSIDIARIES:

            1. Landis Plastics, Inc.

                                SCHEDULE 4.13 TO
               AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

REAL ESTATE ASSETS:

                              OWNED REAL PROPERTY:

        ENTITY                           MAILING ADDRESS                  COUNTY              CITY, STATE AND ZIP CODE
---------------------                  ---------------------              ------              ------------------------
Landis Plastics, Inc.                  1207 North 6th Street              White                 Monticello, IN  47960
Landis Plastics, Inc.                  630 Commerce Road                  Wayne                 Richmond, IN  47374

                              LEASED REAL PROPERTY:

                                                                     CITY, STATE                               MONTHLY RENTAL
        ENTITY              MAILING ADDRESS       COUNTY            AND ZIP CODE             TERM                  PAYMENT
---------------------    --------------------    --------           --------------   -----------------------   --------------
Landis Plastics, Inc.    8400 West Washington    Maricopa           Tolleson, AZ     Term expires 11/[  ]/23         [  ]
                         Street                                     85353
Landis Plastics, Inc.    5750-5751 118th         Cook               Alsip, IL        Term expires 11/[  ]/23         [  ]
                         Street/                                    60482
Landis Plastics, Inc.    11600/11700 South       Cook               Alsip, IL        Term expires 11/[  ]/23         [  ]
                         Central Avenue                             60658
Landis Plastics, Inc.    10800 South Central     Cook               Chicago Ridge,   [  ]                            [  ]
                         Avenue                                     IL 60415
Landis Plastics, Inc.    1500 Milton Avenue,     Onodaga            Solvay, NY       Term expires 11/[  ]/23         [  ]
                         Solvay, NY                                 13209
Landis Plastics, Inc.    5632 Pleasant           Cook               Chicago Ridge,   [  ]                            [  ]
                         Boulevard                                  IL  60415